SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2005

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Not Applicable	1-13660	59-2260678

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL		34994

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01. Entry into a Material Definitive Agreement.

     Seacoast Banking Corporation of Florida, a bank holding company whose principal subsidiary is First National Bank and Trust Company of the Treasure Coast, established a new Delaware trust subsidiary, SBCF Capital Trust I, which completed the sale of $20,000,000 of Floating Rate Preferred Securities on March 31, 2005. The rate on these trust preferred securities is the three-month LIBOR rate plus a spread. The LIBOR rate, which adjusts every three months, is currently 3.090% per annum. The trust preferred securities mature in 30 years, and can be called without penalty on or after June 30, 2010. The Form of the Common Securities Certificate and the Preferred Securities Certificate are included in the Amended and Restated Trust Agreement, attached hereto as Exhibit 10.3, as Exhibits B and C respectively.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Press Release, the Indenture, the Guarantee Agreement and the Amended and Restated Trust Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this Item 9.01 by this reference.

Exhibit No.	Description

10.1	Junior Subordinated Indenture between Seacoast Banking Corporation of Florida and Wilmington Trust company, as Trustee, including the form of the Floating Rate Junior Subordinated Note, which appears in Section 2.1 of this Indenture.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

10.3	Amended and Restated Trust Agreement among Seacoast Banking Corporation of Florida, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee and the Administrative Trustees Named Herein, as Administrative Trustees, including exhibits containing the related forms of the SBCF Capital Trust I Common Securities Certificate and the Preferred Securities Certificate.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
/s/ William R. Hahl
William R. Hahl
Executive Vice President and Chief Financial Officer

Date: April 5, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Junior Subordinated Indenture between Seacoast Banking Corporation of Florida and Wilmington Trust company, as Trustee, including the form of the Floating Rate Junior Subordinated Note, which appears in Section 2.1 of this Indenture.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

10.3	Amended and Restated Trust Agreement among Seacoast Banking Corporation of Florida, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee and the Administrative Trustees Named Herein, as Administrative Trustees, including exhibits containing the related forms of the SBCF Capital Trust I Common Securities Certificate and the Preferred Securities Certificate.

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